                                EXHIBIT 24

			POWER OF ATTORNEY


	The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and
Ronald M. Brill, jointly and severally, the true and lawful attorneys-in-fact of the undersigned, each with the full power of substitution and resolution, to execute in his or her name, place and stead in his or her capacity as an officer and/or director of the Company, a Registration Statement under the Securities Act of 1933 on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, and interests to be offered or sold pursuant to The
Home Depot FutureBuilder for Puerto Rico, any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection herewith and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission.
Said attorneys-in-fact shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person.
The undersigned hereby ratifies and approves the actions of said attorney.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 1st day of June, 1998.


						/s/ Frank Borman

						Frank Borman

			POWER OF ATTORNEY


	The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and
Ronald M. Brill, jointly and severally, the true and lawful attorneys-in-fact of the undersigned, each with the full power of substitution and resolution, to execute in his or her name, place and stead in his or her capacity as an officer and/or director of the Company, a Registration Statement under the Securities Act of 1933 on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, and interests to be offered or sold pursuant to The
Home Depot FutureBuilder for Puerto Rico, any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection herewith and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission.
Said attorneys-in-fact shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person.
The undersigned hereby ratifies and approves the actions of said attorney.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 1st day of June, 1998.


						/s/John L. Clendenin

						John L. Clendenin

			POWER OF ATTORNEY


	The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and
Ronald M. Brill, jointly and severally, the true and lawful attorneys-in-fact of the undersigned, each with the full power of substitution and resolution, to execute in his or her name, place and stead in his or her capacity as an officer and/or director of the Company, a Registration Statement under the Securities Act of 1933 on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, and interests to be offered or sold pursuant to The
Home Depot FutureBuilder for Puerto Rico, any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection herewith and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission.
Said attorneys-in-fact shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person.
The undersigned hereby ratifies and approves the actions of said attorney.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 2nd day of June, 1998.


						/s/Johnnetta B. Cole

						Johnnetta B. Cole

			POWER OF ATTORNEY


	The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and
Ronald M. Brill, jointly and severally, the true and lawful attorneys-in-fact of the undersigned, each with the full power of substitution and resolution, to execute in his or her name, place and stead in his or her capacity as an officer and/or director of the Company, a Registration Statement under the Securities Act of 1933 on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, and interests to be offered or sold pursuant to The
Home Depot FutureBuilder for Puerto Rico, any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection herewith and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission.
Said attorneys-in-fact shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person.
The undersigned hereby ratifies and approves the actions of said attorney.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 1st day of June, 1998.


						/s/Berry R. Cox

						Berry R. Cox

			POWER OF ATTORNEY


	The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and
Ronald M. Brill, jointly and severally, the true and lawful attorneys-in-fact of the undersigned, each with the full power of substitution and resolution, to execute in his or her name, place and stead in his or her capacity as an officer and/or director of the Company, a Registration Statement under the Securities Act of 1933 on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, and interests to be offered or sold pursuant to The
Home Depot FutureBuilder for Puerto Rico, any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection herewith and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission.
Said attorneys-in-fact shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person.
The undersigned hereby ratifies and approves the actions of said attorney.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 1st day of June, 1998.


						/s/Donald R. Keough

						Donald R. Keough

			POWER OF ATTORNEY


	The undersigned, an officer of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and
Ronald M. Brill, jointly and severally, the true and lawful attorneys-in-fact of the undersigned, each with the full power of substitution and resolution, to execute in his or her name, place and stead in his or her capacity as an officer and/or director of the Company, a Registration Statement under the Securities Act of 1933 on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, and interests to be offered or sold pursuant to The
Home Depot FutureBuilder for Puerto Rico, any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection herewith and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission.
Said attorneys-in-fact shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person.
The undersigned hereby ratifies and approves the actions of said attorney.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 5th day of June, 1998.


						/s/Dennis J. Carey

						Dennis J. Carey

			POWER OF ATTORNEY


	The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and
Ronald M. Brill, jointly and severally, the true and lawful attorneys-in-fact of the undersigned, each with the full power of substitution and resolution, to execute in his or her name, place and stead in his or her capacity as an officer and/or director of the Company, a Registration Statement under the Securities Act of 1933 on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, and interests to be offered or sold pursuant to The
Home Depot FutureBuilder for Puerto Rico, any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection herewith and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission.
Said attorneys-in-fact shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person.
The undersigned hereby ratifies and approves the actions of said attorney.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 1st day of June, 1998.


						/s/Milledge A. Hart, III

						Milledge A. Hart, III

			POWER OF ATTORNEY


	The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and
Ronald M. Brill, jointly and severally, the true and lawful attorneys-in-fact of the undersigned, each with the full power of substitution and resolution, to execute in his or her name, place and stead in his or her capacity as an officer and/or director of the Company, a Registration Statement under the Securities Act of 1933 on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, and interests to be offered or sold pursuant to The
Home Depot FutureBuilder for Puerto Rico, any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection herewith and to file or cause to be filed such Registration Statement, amendments and other instruments with the Securities and Exchange Commission.
Said attorneys-in-fact shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person.
The undersigned hereby ratifies and approves the actions of said attorney.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 5th day of June, 1998.


						/s/M. Faye Wilson

						M. Faye Wilson